UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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SOTERA HEALTH COMPANY

(Name of Registrant as Specified In Its Charter)

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SOTERA HEALTH COMPANY 9100 SOUTH HILLS BLVD, SUITE 300 BROADVIEW HEIGHTS, OH 44147
Your Vote Counts!
SOTERA HEALTH COMPANY
2023 Annual Meeting of Shareholders
Vote by May 24, 2023 11:59 PM ET
V12522-P91293
You invested in SOTERA HEALTH COMPANY and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 25, 2023.
Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR request a free paper or email copy of the materials prior to May 11, 2023. If you would like to request a copy of the materials for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call
1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
Smartphone users
Point your camera here and vote without entering a control number
Vote Virtually at the Meeting*
May 25, 2023
9:00 a.m. Eastern Time
Virtually at: www.virtualshareholdermeeting.com/SHC2023
*Please check the meeting materials for any special requirements for meeting attendance.
V1.1

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote on these important matters.
Voting Items Board Recommends
1. Elect the following Class III nominees for director to hold office until the 2026 Annual Meeting of Shareholders and until their successors have been duly elected and qualified:
Nominees:
1a. Sean L. Cunningham
For
1b. Robert B. Knauss
For
1c. Vincent K. Petrella
For
2. Approve, on an advisory, non-binding basis, our named executive officers’ compensation.
For
3. Ratification of the appointment of Ernst & Young LLP as our independent auditors for 2023.
For